Taxation	12 Months Ended
Dec. 31, 2025
Taxation [Abstract]
TAXATION
16.	TAXATION

Cayman Islands

The Company incorporated in the Cayman Islands as an exempted company with limited liability under the Companies Act (As Revised) of the Cayman Islands and accordingly, are exempted from Cayman Islands income and corporate tax. As such, the Company is not subject to tax on either income or capital gain. In addition, no withholding tax is imposed upon any payments of dividends by subsidiaries to the Company.

Malaysia

The Group’s subsidiaries including STCH Holding, STCH GH, ZWY Raja Uda, CHH KL, CCH Tropika and GTL F&B are governed by the income tax laws of Malaysia. The income tax provision in respect of operations in Malaysia is calculated at the applicable tax rates on the taxable income for the periods based on existing legislation, interpretations, and practices. Under the Income Tax Act of Malaysia, enterprises incorporated in Malaysia are usually subject to a unified 24% enterprise income tax rate while preferential tax rates, tax holidays, and tax exemptions may be granted on a case-by-case basis. The tax rate for small and medium sized companies (generally companies incorporated in Malaysia with paid-in capital of MYR2,500,000 or less, and gross income of not more than MYR50 million) is 15% for the first MYR150,000 (approximately US$35,000) taxable income, and 17% for taxable income between MYR150,000 (approximately US$35,000) to MYR600,000 (approximately US$140,000), with the remaining balance of taxable income being taxed at the 24% rate. Beginning from the fiscal year 2025, the applicable tax rate the Group’s Malaysian subsidiaries would be 24%, since these subsidiaries are directly or indirectly held by non-Malaysian company after the completion of Reorganization.

For the years ended December 31, 2023, 2024 and 2025, the details of income tax expense are set forth below:

	For the years ended December 31,
	2023	2024	2025
Current income tax	$271,890	$353,599	$146,428
Deferred income tax	43,964	14,193	(4,450)
Total income tax expense	$315,854	$367,792	$141,978

Reconciliation of the differences between the income tax computed based on the Malaysia unified statutory income tax rate and the Group’s actual income tax provision for the years ended December 31, 2023, 2024 and 2025, respectively, were as follows:

	For the years ended December 31,
	2023	2024	2025
Income before income tax expense	$684,468	$1,281,193	$(2,539,352)
Income tax expense/(benefit) computed based on Malaysia unified income tax statutory rate	164,272	307,486	(609,445)
Impact of different tax rates in other jurisdictions	-	-	77,862
Non-deductible expenses	220,072	131,334	80,857
Non-taxable income	(6,927)	(6,920)	(17,415)
Claim for other expenditure and incentives	(8,767)	(9,879)	(11,375)
Capital allowance	(47,113)	(20,921)	(3,684)
Effect of preferential tax rate	(34,650)	(35,868)	-
Change in valuation allowance	28,967	2,560	625,178
Total income tax expense	$315,854	$367,792	$141,978

As of December 31, 2024 and 2025, the significant components of the deferred tax assets and liabilities are summarized below:

	As of December 31,
	2024	2025
Deferred tax assets：
Net operating loss carried forward	$32,159	$695,280
Allowance for doubtful accounts	34,794	75,832
Lease liabilities	2,303	2,538
Total deferred tax assets	69,256	773,650
Less: valuation allowance	(32,159)	(695,281)
Total deferred tax assets, net of valuation allowance	$37,097	$78,369

Deferred tax liabilities:
Right-of-use assets	31,300	59,076
Depreciation allowances under tax in excess of the related depreciation under accounting	96,076	44,714
Others	-	69,365
Total deferred tax liabilities	127,376	173,155
Deferred tax liabilities, net	$90,279	$94,786

Changes in valuation allowance are as follows:

	For the years ended December 31,
	2023	2024	2025
Balance at the beginning of the period	$-	$28,761	$32,159
Additions	28,967	2,560	625,178
Exchange difference	(206)	838	37,944
Balance at the end of the period	$28,761	$32,159	$695,281

As of December 31, 2024 and 2025, the Group had net operating loss carryforwards of approximately US$133,996 and US$2,896,999, respectively. Each company’s net operating loss carryforwards is subject to tax authorities’ review. As of December 31, 2024 and 2025, deferred tax assets from the net operating loss carryforwards amounted to US$32,159 and US$695,280, respectively. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Recovery of substantially all of the Group’s deferred tax assets is dependent upon the generation of future income, exclusive of reversing taxable temporary differences. The valuation allowance is considered on an individual entity basis. Accordingly, US$32,159 and US$695,280 valuation allowance have been established as of December 31, 2024 and 2025, respectively.

As of December 31, 2025, net operating loss carryforwards will expire, if unused, in the following amounts:

For the years ending December 31,	Amount
2033	119,837
2034	14,159
2035	2,763,003
Total	$2,896,999

Uncertain tax positions

The Group is required to submit the final corporate income tax returns in Malaysia within seven months after each taxable period ends. As of December 31, 2025, in Malaysia tax jurisdiction, corporate income tax returns for the tax years ended May 31, 2021 through 2025 are subject to examination by the tax authorities.

Under applicable tax laws and regulations, arrangements and transactions among related parties may be subject to audit or challenge by the tax authorities in different tax jurisdictions. The Group could face material and adverse tax consequences if the tax authorities determine that the contractual arrangements in relation to the Group were not entered into on an arm’s length basis in such a way as to result in an impermissible reduction in taxes under applicable tax laws, rules and regulations, and adjust the taxable income of the Group in the form of a transfer pricing adjustment. A transfer pricing adjustment could, among other things, result in a reduction of expense deductions recorded for tax purposes, which could in turn increase its tax liabilities without reducing the tax expenses of subsidiaries subject to more favorable tax rate. In addition, the tax authorities may impose late payment fees and other penalties on the Group for the adjusted but unpaid taxes according to the applicable regulations. The Group evaluates each uncertain tax position based on the technical merits, and measures the unrecognized benefits associated with the tax positions. As of December 31, 2024 and 2025, the Group did not have any unrecognized uncertain tax positions and the Group does not believe that its unrecognized tax benefits will change over the next twelve months.